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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                     FORM 8K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 2, 2002
                                                 -------------------------------
                             Murphy Oil Corporation
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               (Exact name of Registrant as Specified in Charter)

         Delaware                      1-8590                    71-0361522
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(State or Other Jurisdiction      (Commission File             (IRS Employer
      of Incorporation)                Number)               Identification No.)

200 Peach Street, P.O. Box 7000, El Dorado, Arkansas                  71731-7000
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (870) 862-6411
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                                 Not applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events and Regulation FD Disclosure

     The attached exhibit is filed in connection with the issuance by Murphy Oil Corporation (the "Company") of its 6.375% Notes due 2012, initially in an aggregate principal amount of $350,000,000, pursuant to the Company's Registration Statement on Form S-3 (File No. 333-84547).

Item 7. Financial Statements and Exhibits

(c)  Exhibit

     4.1 Second Supplemental Indenture, dated May 2, 2002, between the Company and SunTrust Bank as Trustee ("the Trustee").


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Murphy Oil Corporation



                                       By:  /s/ Walter K. Compton
                                          --------------------------------------
                                          Name:  Walter K. Compton
                                          Title: Secretary

May 3, 2002


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                                  EXHIBIT INDEX

Exhibit No.     Description
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  4.1           Second Supplemental Indenture, dated May 2, 2002, between the
                Company and the Trustee.


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